CALVERT FLOATING-RATE ADVANTAGE FUND
CALVERT GLOBAL SMALL-CAP EQUITY FUND
(each, a “Fund”)
Supplement to Prospectuses and each Fund’s Summary Prospectus dated February 1, 2024

Effective May 1, 2024, in accordance with regulatory changes requiring each Fund’s primary benchmark to represent the overall applicable market, the following Funds’ primary prospectus benchmark changed as follows:

1.Calvert Floating-Rate Advantage Fund’s primary benchmark is now the Bloomberg US Universal Index.

2.Calvert Global Small-Cap Equity Fund’s primary benchmark is now the MSCI World Index.

References to other benchmark indexes in each Fund’s prospectus remain in effect. These additional index(es) provide a means to compare a Fund’s average annual returns to a benchmark that Calvert Research and Management believes is representative of the Fund’s investment universe.

May 1, 2024	43620 5.1.24